Exhibit 99.2

THERAVANCE BIOPHARMA ® , THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE ® are registered trademarks of the Theravance Biopharma group of companies (in the U.S. and certain other countries). All third - party trademarks used herein are the property of their respective owners. © 2025 Theravance Biopharma. All rights reserved. Theravance Biopharma Second Quarter 2025 Financial Results and Business Update August 12 , 2025

2 Forward Looking Statements This presentation contains certain "forward - looking" statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives, expectations and future events . Theravance Biopharma, Inc . (the “Company”) intends such forward - looking statements to be covered by the safe harbor provisions for forward - looking statements contained in Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . Examples of such statements include statements relating to : the Company’s expectations regarding its future profitability, expenses and uses of cash, the Company’s goals, designs, strategies, plans and objectives, future growth of YUPELRI sales, the ability to provide value to shareholders, the Company’s regulatory strategies and timing of clinical studies, possible safety, efficacy or differentiation of our investigational therapy, the status of patent infringement litigation initiated by the Company and its partner against certain generic companies in federal district courts ; contingent Trelegy sales - based milestones payable by Royalty Pharma, and expectations around the use of OHSA scores as endpoints for clinical trials . These statements are based on the current estimates and assumptions of the management of Theravance Biopharma as of the date of this presentation and the conference call and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance Biopharma to be materially different from those reflected in the forward - looking statements . Important factors that could cause actual results to differ materially from those indicated by such forward - looking statements include, among others, risks related to : factors that could increase the Company’s cash requirements or expenses beyond its expectations and any factors that could adversely affect its profitability, whether the milestone thresholds can be achieved, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s product candidates or product are unsafe, ineffective or not differentiated, risks of decisions from regulatory authorities that are unfavorable to the Company, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, the ability of the Company to protect and to enforce its intellectual property rights, volatility and fluctuations in the trading price and volume of the Company’s shares, and general economic and market conditions . Other risks affecting the Company are in the Company’s Form 10 - Q filed with the SEC on May 12 , 2025 , and other periodic reports filed with the SEC . In addition to the risks described above and in Theravance Biopharma's filings with the SEC, other unknown or unpredictable factors also could affect Theravance Biopharma’s results . No forward - looking statements can be guaranteed, and actual results may differ materially from such statements . Given these uncertainties, you should not place undue reliance on these forward - looking statements . Theravance Biopharma assumes no obligation to update its forward - looking statements on account of new information, future events or otherwise, except as required by law . Non - GAAP Financial Measures Theravance Biopharma provides a non - GAAP profitability target and a non - GAAP metric in this presentation . Theravance Biopharma believes that the non - GAAP profitability target and non - GAAP net income (loss) provide meaningful information to assist investors in assessing prospects for future performance and actual performance as they provide better metrics for analyzing the performance of its business by excluding items that may not be indicative of core operating results and the Company's cash position . Because non - GAAP financial targets and metrics, such as non - GAAP profitability and non - GAAP net income (loss) are not standardized, it may not be possible to compare these measures with other companies' non - GAAP targets or measures having the same or a similar name . Thus, Theravance Biopharma's non - GAAP measures should be considered in addition to, not as a substitute for, or in isolation from, the Company's actual GAAP results and other targets . This presentation contains a reconciliation of non - GAAP net income (loss) to its corresponding measure, net income (loss) . A reconciliation of non - GAAP net income (loss) to its corresponding GAAP measure is not available on a forward - looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, expenses and other factors in the future .

3 Agenda Opening & Closing Remarks Rick Winningham : Chief Executive Officer Commercial Updates Rhonda Farnum: Senior Vice President, Chief Business Officer TRELEGY & Financial Updates Aziz Sawaf: Senior Vice President, Chief Financial Officer Q&A Team Development & Regulatory Updates Dr. Áine Miller: Senior Vice President, Development

Performance in Second Quarter Driven by Strong Execution and Strategic Transaction

YUPELRI® revefenacin inhalation solution

- Net sales of **$66.3M** represent **22%** YoY growth[1]
- Customer **demand increased 4% YoY[2]** ; **hospital growth of 31% YoY[3]**
- **$7.5M milestone** triggered by approval in China

Ampreloxetine

- Potential **first-in-class, once daily treatment for symptomatic nOH in patients with MSA**
- Pivotal Phase 3 CYPRESS study enrollment **expected to be completed late-summer** with **topline data anticipated ~6 months later**
- Advancing activities to support **expedited NDA submission**

TRELEGY ELLIPTA (fluticasone furoate, umeclidinium, and vilanterol inhalation powder)

- **Completed sale** of TRELEGY royalty interest for $225M
- Q2 Net Sales of ~$1.1B and YTD Net Sales of ~$2.0B, **on pace to trigger 2025 milestone of $50M[4]**

Strong Financial Position and Cash-Generating YUPELRI® Set the Foundation for Near-Term Ampreloxetine Phase 3 Catalyst

1. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma).
2. Source: Viatris Customer Demand (Q2'25). 3. Source: IQVIA DDD, HDS, VA and Non-Reporting Hospital through Jun'25. 4. Source: GSK-reported Net Sales in USD. Pursuant to the Equity Purchase and Funding Agreement, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV, Theravance is eligible to receive up to an additional $150M in near-term TRELEGY sales milestones.

MSA, multiple system atrophy; NDA, new drug application; nOH, neurogenic orthostatic hypotension.

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Theravance Biopharma

The Only Once - Daily, Nebulized LAMA Maintenance Medicine for COPD Co - promotion agreement with VIATRIS TM (35% / 65% Profit Share) Rhonda Farnum Senior Vice President, Chief Business Officer COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist.

6 Continued Year - over - Year YUPELRI ® Net Sales Growth in the US In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co - promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). Net sales increased 22% Q2 ’25 / Q2 ’24 Total YUPELRI Net Sales ($M) $55.1 $142.8 $161.9 $201.9 $221.0 $238.6 0 50 100 150 200 250 2019 2020 2021 2022 2023 2024 Quarterly YUPELRI Net Sales (2023 to Present) $47.0 $55.0 $58.3 $60.6 $55.2 $54.5 $62.2 $66.7 $58.3 $66.3 0 10 20 30 40 50 60 70 80 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Annual YUPELRI Net Sales

Substantial Growth Potential for YUPELRI®

Growth in Q2 2025

- Q2 2025 U.S. net sales of $66.3M up 22% vs. Q2 2024
  - Benefited from one-time favorable adjustment to price; excluding benefit, growth of mid-teens
- Hospital doses growth of 31% vs Q2 2024; new market share high of 20.4%
  - Hospital setting serves as key point of initiation; majority of patients receive script at discharge[1]

Continued Opportunity

- Sizable addressable patient population remains[2]
- Increasing adoption of concomitant use with LAMA/LABA and switches from handheld-only regimens
- Success in further diversification of product fulfillment
- YUPELRI approval in China triggered $7.5M milestone and potential 14-20% tiered royalties

Profitable Brand, Expanding Margins and Strong IP

- Theravance receives 35% of U.S. profits[3]
- $25M milestone for 1st year in which US net sales > $250M[4]; achievement requires 5% growth from 2024
- IP protection in the U.S. into 2039

1. Joint VTRS/TBPH Market Research. 2. Addressable patient population quantifies the number of patients within the intended target profile. Source: Joint VTRS/TBPH Market Research. 3. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). 4. As of 6/30/25, Theravance Biopharma is eligible to receive from Viatris potential global development, regulatory and sales milestone payments (excluding China and adjacent territories) totaling up to $205.0 million in the aggregate; refer to our SEC filings for further information.

LABA, long-acting beta agonist; LAMA, long-acting muscarinic antagonist.

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Theravance Biopharma

The first once - daily, selective norepinephrine reuptake inhibitor in development to treat symptomatic neurogenic orthostatic hypotension ( nOH ) in patients with multiple system atrophy (MSA) Dr. Áine Miller Senior Vice President, Development AMPRELOXETINE

Ampreloxetine Intended to Target Underlying Physiology of nOH in Patients with MSA

1 Patients with MSA typically **have spared peripheral autonomic neurons**[1]



BRAIN
MSA LESIONS
SYMPATHETIC GANGLION
AMPRELOXETINE
INTACT PERIPHERAL NERVE
VASOCONSTRICTED BLOOD VESSEL
FUNCTIONING NEUROVASCULAR JUNCTION
INCREASED BLOOD PRESSURE

2 Ampreloxetine intended to **increase** norepinephrine (NE) **levels**[2] **and harnesses the spared peripheral autonomic neurons**

3 Increased NE levels typically **improve blood pressure and and alleviate symptoms**

1. Norcliffe-Kaufmann L, Kaufmann H, Palma JA, et al. Orthostatic heart rate changes in patients with autonomic failure caused by neurodegenerative synucleinopathies. Ann Neurol 2018;83:522-531.
2. Reflects Theravance Biopharma's expectations for ampreloxetine based on data collected to date. Ampreloxetine is in development and not approved for any indication. No conclusion can be drawn regarding its safety or efficacy. Date on file.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

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Theravance Biopharma

CYPRESS Design and Execution Optimizes Probability of Success

CYPRESS Execution

Protocol Design

Protocol replicates the successes of the 0170 MSA cohort

Composite OHSA primary endpoint reflects the full constellation of nOH symptoms score

Investigators and Site Selection

Leading KOLs and many high-quality sites used in 0170

MSA centers of excellence

Study Conduct

Direct management of study conduct rather than traditional CRO model

Training programs focused on study conduct, retention and minimizing variability

Patient Selection & Management

Enrollment committee reviewing every patient for accuracy of diagnosis

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MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, Orthostatic Hypotension Symptom Assessment.

Theravance Biopharma

11 Positioned to Capitalize Rapidly Upon Potential Positive Readout from Pivotal Phase 3 CYPRESS Trial NDA, new drug application. If positive, incorporate CYPRESS data into NDA and request priority review Plan in place to support successful launch Alignment with FDA achieved; NDA preparations underway NDA Readiness On track to complete enrollment in late summer P3 CYPRESS Enrollment Completion Topline readout anticipated ~6 months following completion of enrollment Topline Data Readout Expedited NDA Filling Commercial readiness

Significant Commercial Opportunity for Ampreloxetine

Despite treatment with available therapies, 65% of patients with nOH associated with MSA remain symptomatic[1]

Current Treatment Landscape

	Ampreloxetine (investigational)[2]	Midodrine	Droxidopa
Indication	Symptomatic nOH in patients with MSA	Symptomatic OH	Symptomatic nOH
Efficacy-Primary Endpoint	OHSA Composite Score	Increase in systolic blood pressure	OHSA Item #1
Durability of response	20 weeks (CYPRESS Study Design)	Effectiveness not studied beyond 3-4 weeks	Effectiveness beyond 2 weeks has not been established
Dosing	1x/day No titration or dose adjustment	3x/day	3x/day Requires titration
Safety	No worsening of supine hypertension observed in clinical studies to date	Boxed warning for increased risk of supine hypertension	

Addressable Patient Population


~50K Patients with MSA
~40K with symptomatic nOH
MSA is underdiagnosed and often misdiagnosed
~80% of MSA patients with symptomatic nOH[3,4]

The above present factual information gathered from approved product prescribing information and are not intended to make comparisons of available therapies and investigational drug as there are no head-to-head comparative studies or data supporting any such comparisons.

1. Data from NYU Langone MSA Natural History Statistics, NYU September 2019. 2. Reflects Theravance Biopharma's expectations for ampreloxetine. Ampreloxetine is in development and not approved for any indication. No conclusion can be drawn regarding its safety or efficacy. Data on file. 3. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415. 4. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999).
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension; OHSA, Orthostatic Hypotension Symptom Assessment.

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Theravance Biopharma

The First And Only Once - Daily Triple Therapy In a Single Inhaler For Adult Patients With COPD Or Asthma Milestones from Royalty Pharma Aziz Sawaf Senior Vice President, Chief Financial Officer GSK’s TRELEGY COPD, chronic obstructive pulmonary disease

14 On Pace to Achieve $150M in TRELEGY Sales Milestones in 2025 and 2026 Q2’25 Net Sales of $1.1B and YTD Net Sales of $2.0B, up 8% YoY 1. If both milestones are achieved in a given year, Theravance Biopharma will only earn the higher milestone, payable by Royalty Pharma (RP) pursuant to the Equity Purchase and Funding Agr ee ment, dated as of July 13, 2022, by and between Theravance Biopharma, Inc. and Royalty Pharma Investments 2019 ICAV. 2. Based on 100% of TRELEGY ELLIPTA royalties. 3. GSK - reported Net Sa les in USD. 4. Bloomberg Consensus as of 8/11/25. Milestone to Theravance Royalty Threshold 2 Global Net Sales Equivalent Year $25M $260M $3,063M 2025 1 $50M $295M $3,413M $50M $270M $3,163M 2026 1 $100M $305M $3,513M 2025 and 202 6 Sales Milestones 1 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 2021 2022 2023 2024 2025 E 2026 E Consensus Forecast 4 Actuals 3 Net Sales ($M) $50M $25M $100M $50M $1,674 $2,142 $2,739 $3,456 $3,892 $4,082 28% growth 28% growth Strong TRELEGY Global Net Sales Growth ($M) 26% growth

Financial Update Aziz Sawaf Senior Vice President, Chief Financial Officer

16 Second Quarter 2025 Financials (Unaudited) 1. Amounts include share - based compensation. 2. Non - GAAP net loss consists of GAAP net income (loss) before taxes excluding (i) share - based compensation expense; (ii) non - cash interest expense; (iii) non - cash impairment expense; and (iv) non - recurring revenue and income items; see reconciliation on Slide 17 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for more information. 16 ($, in thousands) Revenue: Viatris collaboration agreement $ 18,695 $ 14,256 $ 34,083 $ 28,759 Licensing revenue 7,500 - 7,500 - Total revenue 26,195 14,256 41,583 28,759 Costs and expenses: Research and development (1) 10,490 9,954 21,942 18,922 Selling, general and administrative (1) 18,430 17,056 36,800 33,798 Impairment of long-lived assets (non-cash) - 2,951 - 2,951 Total costs and expenses 28,920 29,961 58,742 55,671 Loss from operations (before tax and other income & expense) $ (2,725) $ (15,705) $ (17,159) $ (26,912) Share-based compensation expense: Research and development 987 1,151 2,057 2,616 Selling, general and administrative 3,556 4,225 7,363 7,988 Total share-based compensation expense 4,543 5,376 9,420 10,604 Operating expense excl. share-based compensation: R&D operating expense (excl. share-based compensation) 9,503 8,803 19,885 16,306 SG&A operating expense (excl. share-based compensation) 14,874 12,831 29,437 25,810 Total operating expenses excl. share-based compensation $ 24,377 $ 21,634 $ 49,322 $ 42,116 Non-GAAP net loss (2) $ (4,225) $ (6,250) $ (12,843) $ (10,795) Three Months Ended June 30, 2025 2024 (Unaudited) Six Months Ended June 30, 2025 2024 (Unaudited)

17 Second Quarter 2025 Financials (Unaudited) (Cont’d) 17 See the section titled "Non - GAAP Financial Measures" on Slide 2 for more information. GAAP Net Income (Loss) $ 54,835 $ (16,529) $ 41,256 $ (28,193) Adjustments: Licensing revenue (1) (7,500) - (7,500) - Net gain on realized contingent milestone and royalty assets (1) (75,137) - (75,137) - Non-cash impairment expense of long-lived assets (1) - 2,951 - 2,951 Share-based compensation expense 4,543 5,376 9,420 10,604 Non-cash interest expense 663 644 1,306 1,273 Income tax expense 18,371 1,308 17,812 2,570 Non-GAAP Net Loss $ (4,225) $ (6,250) $ (12,843) $ (10,795) Non-GAAP Net Loss per Share Non-GAAP net loss per share - basic and dilutive $ (0.08) $ (0.13) $ (0.26) $ (0.22) Shares used to compute non-GAAP net loss per share - basic and dilutive 50,177 48,747 49,943 48,515 (1) Non-recurring item (Unaudited) Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Loss (In thousands, except per share data) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 (Unaudited)

18 Second Quarter 2025 Financial Highlights 1. Non - GAAP net loss consists of GAAP net income (loss) before taxes less ( i ) share - based compensation expense; (ii) non - cash interest expense; (iii) non - cash impairment expense; and (iv) non - recurring revenue and income items; see reconciliation on Slide 17 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for mor e information. 2. Cash, cash equivalents and marketable securities. SBC, Share - Based Compensation. Note Q2 ‘24 (M) Q2 ‘25 (M) Metric 31% growth YoY driving improved profit margins $14.3 $18.7 VIATRIS Collaboration Revenue Non - recurring YUPELRI China approval milestone $0.0 $7.5 Licensing Revenue $21.6 $24.4 SG&A and R&D Expense, ex - SBC Down 16% YoY due to continued cost discipline $5.4 $4.5 Share - Based Compensation ($16.5) $54.8 GAAP Net Income (Loss) ($6.3) ($4.2) Non - GAAP Net Loss 1 Includes $225M cash receipt from TRELEGY royalty sale $88.4 $338.8 Cash and Cash Equivalents 2 (as of quarter - end) $0.0 $0.0 Debt (as of quarter - end) 48.9 50.4 Shares Outstanding (as of quarter - end)

19 1. Non - GAAP net loss consists of GAAP net income (loss) before taxes less ( i ) share - based compensation expense; (ii) non - cash interest expense; (iii) non - cash impairment expense; and (iv) non - recurring revenue and income items; see reconciliation on Slide 17 and the section titled "Non - GAAP Financial Measures“ on Slide 2 for mor e information. 2. One - time items consist of impairment of long - lived assets (non - cash). 3. 2025 Estimates assume mid - point of Guidance. Reiterating All Financial Guidance Metrics 2025 OPEX Guidance : • R&D (excluding share - based comp): $32M - $38M • SG&A (excluding share - based comp): $50M - $60M • Share - Based Compensation: $18M - $20M 2025 Non - GAAP Net Loss and Cash Burn Guidance 1 : • Non - GAAP Net Loss and Cash Burn similar to 2024 • Guidance excludes potential milestones for TRELEGY & YUPELRI TRELEGY Milestone Accounting: • Future TRELEGY milestones will be fully recognized when earned, for example: • If $50M milestone achieved in Q4’25, $50M recognized as Other Income in Q4’25 • If $100M milestone achieved in Q4’26, $100M recognized as Other Income in Q4’26 4.5 21.4 19.0 52.9 55.0 32.5 35.0 111.3 109.0 $0 $20 $40 $60 $80 $100 $120 $140 2024A 2025E R&D SG&A SBC One-time Items 3 Operating Expenses ($M) 2

Strong Financial Position and Cash-Generating YUPELRI® Set the Foundation for Near-Term Ampreloxetine Phase 3 Catalyst

Ampreloxetine Upcoming Phase 3 Data

- Expect **completion of Ph3 CYPRESS enrollment by late summer**
- **Topline data to follow ~6 months later**
- **100% owned**; FDA Orphan Drug Designation
- Targets **~40,000 underserved patients** with symptomatic nOH due to MSA[1,2]

Continued YUPELRI® Growth

- **On track to achieve net sales of $250M that will trigger** $25 million milestone payment[3]
- **Significant growth potential** with remaining addressable patient population[4]
- 14-20% potential future royalties on China Sales

Robust Financial Position

- **~$340M in cash** with **limited cash burn**[5] anticipated
- **Up to $175M** in high probability TRELEGY[6] and YUPELRI sales-based milestones
- Commitment to **return excess capital** to shareholders

1. Kalra DK, et al. Clin Med Insights: Cardiol. 2020 (70%-90%);14:1179546820953415. 2. Delveinsight MSA Market Forecast (2023); Symptoms associated with orthostatic hypotension in pure autonomic failure and multiple systems atrophy, CJ Mathias (1999). 3. In the US, Viatris is leading the commercialization of YUPELRI, and Theravance Biopharma co-promotes the product under a profit and loss sharing arrangement (65% to Viatris; 35% to Theravance Biopharma). Refer to our SEC filings for further information. 4. Sources: Citeline Pharma Custom Intelligence Primary Research April 2023, Symphony Health METYS Prescription Dashboard, SolutionsRx Med B FFS. 5. Cash burn guidance excludes potential one-time milestones (and associated taxes) 6. Payments from Royalty Pharma (RP) will be triggered if RP receives certain minimum royalty payments from GSK based on TRELEGY global net sales.
MSA, multiple system atrophy; nOH, neurogenic orthostatic hypotension.

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Theravance Biopharma

Rick Winningham Chief Executive Officer Aziz Sawaf, CFA Senior Vice President, Chief Financial Officer Rhonda Farnum Senior Vice President, Chief Business Officer Áine Miller Senior Vice President, Development Q&A Session

22 YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 22

23 About YUPELRI ® (revefenacin) Inhalation Solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. COPD, chronic obstructive pulmonary disease; LAMA, long - acting muscarinic antagonist. 23